Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.6738%



        Excess Protection Level
          3 Month Average  5.00%
          March, 1997  5.85%
          February, 1997  5.38%
          January, 1997  3.79%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.50%


        Base Rate                                   7.48%


        Over 35 Day Delinquency                     4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,239,523,725.50